united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

EAS Crow Point Alternatives Fund

Annual Report

April 30, 2015

_________________________________________

Class A Shares (EASAX)

Class C Shares (EASYX)

Class I Shares (EASIX)

_________________________________________

1-877-EAS-0757

(1-877-327-0757)

www.crowpointfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2015

As we did during the Fund’s prior fiscal year, we continue to make modifications to the Fund that we believe to be beneficial to shareholders. What began last year (expanded ability to short stocks and bonds in many international markets) continued into this year and are now largely complete. The Fund’s absolute return objective remains the same and it has performed well compared to its Morningstar peer group. Since we have been managing the Fund, it has not had a down quarter while many funds in our peer group have.

Historically, the Fund’s investable universe included eleven potential Alternative Asset Classes, including Long-Short Equity, Managed Futures, High Yield, Real Estate, Credit Arbitrage, Convertibles, Emerging Market Bonds, Emerging Market Equities, MLPs, Currencies and Commodities.

As we indicated last year, while we still rely on outside managers for specialty expertise, we continue to manage the bulk of the Fund’s core strategies in-house. We believe by managing more of the Fund’s strategies directly we can improve performance, control the Fund’s risk profile better, reduce the Fund’s volatility, and exhibit lower correlations to the broader market indices. Currently, approximately 65% of the fund’s assets are in a Long/Short Equity strategy we manage directly, and another 20% is managed in an ultra-short duration, unconstrained, multi-sector bond strategy also managed by us directly.

The outside managers or funds we do use, or will choose in the future, must have a demonstrated ability to perform well in bad markets.

Market Commentary

Since the financial crisis of 2008, global markets have been dominated by an unprecedented level of central bank intervention. Many traditional historical economic relationships have broken down as a result creating a great deal of uncertainty. This heightened uncertainty caused by the breakdown of historically reliable relationships, including basic tradeoffs between risk and reward, has elevated systemic risk, in our view, making the importance of risk-mitigation techniques, like shorting securities, more important. Today, one can make equally plausible arguments that markets are either fairly valued or over-valued, which adds to the uncertainty. Complicating matters is a yield curve at historic lows, which implies nothing but asymmetric risk for fixed-income investors, and will likely lead to more volatility in all markets. Low-volatility strategies like the Fund’s generally do well in such periods of great uncertainty.

Performance and Attribution

For the year ended April 30th, 2015, the EAS Crow Point Alternatives Fund Class I returned 5.1% versus 3.3% for the Morningstar multi-Alternative category. The Fund’s objective is to deliver positive returns in any environment. The Fund remains committed to loss avoidance first, and upside participation second. With the EAS Crow Point Alternatives Fund, our focus is not on market-timing, sector-rotation or country

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER (Continued)

April 30, 2015

allocation. Our strength is stock selection, which applies to both longs and shorts. In the year ended April 30, 2015, both our long and short portfolios of stocks outperformed their respective MSCI All Country World Index (“ACWI”) benchmarks. Moreover, with the exception of our Emerging Market short sleeve, all of our sub-categories of stocks outperformed their respective benchmarks. Put another way, our core long/short equity approach enabled us to capture 53% of the upside in the long-only ACWI index with 70% less market exposure, a primary reason we were positive in 3Q14. The Fund’s equity portfolio remains highly diversified and it owns approximately 150 names long and is short approximately the same number.

The fund also received a positive contribution from our unconstrained, floating-rate bond strategy which, as of this writing, was up almost 4% for the past twelve months. Importantly for an absolute return fund such as this, that 4% return was generated with very low volatility.

In general, our stock selection model, which features prominently in the fund’s portfolio construction process, emphasizes low valuation and a high quality earnings stream. We tend to avoid (or short) stocks that are considered momentum stocks or that trade at a high valuation or exhibit a deteriorating balance sheet, among other factors. Our short-duration bond strategy emphasizes high credit quality.

As indicated above, our long/short equity strategy is global, as we invest in over 50 different countries. Generally, our equity exposure resembles that of the ACWI index with respect to geographic and sector concentrations. At the end of the first quarter of calendar year 2014, our geographic equity exposure was as follows: 44% in the North America, approximately 35% in developed International, and 21% in the Emerging Markets. On a sector basis, 12% of the long/short equity sleeve was invested in industrial stocks, 19% in financials, 13% in health care, 12% in information technology, with the remainder roughly evenly split between, materials, utilities, telecoms, and energy.

Portfolio Allocation as of April 30, 2015 (rounded to nearest 1%):

Long/Short Equity	70%
Cash	2%
Asset-Backed Debt	18%
Long/Short Credit	10%

Looking Forward

After the sustained run we have seen in global equity markets these past five years, our preference now is to position the fund more or less as it has been for the past twelve months and maintain the portfolio profile as it is with a healthy portion of the fund’s exposure either hedged or in very short-duration bonds. We have also moved portions of the portfolio into categories like merger arbitrage that historically have been positively correlated to increases in interest rates. We don’t know when the rate hikes will begin,

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER (Continued)

April 30, 2015

but they will and it will be a long-term trend. Like many others, it is our view that asset values will correct once markets see a confirmed end to ZIRP, particularly in the US.

Our absolute-return approach allows us to participate in the upside while utilizing short sales extensively to hopefully avoid steep drawdowns. Our portfolio will continue to be managed with an eye toward preservation of capital and low volatility in the fund’s daily returns.

Our Best Regards,

Peter DeCaprio

Portfolio Manager

EAS Crow Point Alternatives Fund

1259-NLD-6/26/2015

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

The Fund's performance figures* for each of the periods ended April 30, 2015, as compared to its benchmark:
	One Year	Five Years	Annualized Since Inception**

EAS Crow Point Alternatives Fund - Class A	4.78%	2.45%	1.56%
EAS Crow Point Alternatives Fund - Class A with load	(1.03)%	1.29%	0.71%
EAS Crow Point Alternatives Fund - Class C	3.99%	1.67%	0.85%
EAS Crow Point Alternatives Fund - Class I	5.13%	2.72%	1.81%
HFRI Fund of Funds Conservative Index ***	4.25%	3.15%	1.37% (1)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been greater had the Advisor not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expenses, including underlying funds, are 2.80%, 3.55% and 2.55% of Class A, Class C and Class I shares, respectively, per the Fund's July 11, 2014 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.50% and a maximum deferred sales charge on certain sales of 1.00%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.
** Inception date is August 14, 2008.
*** HFRI Fund of Funds Conservative Index (the "Index") is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

(1) Inception performance for the HFRI Fund of Funds Conservative Index is as of August 31, 2008.

Top Ten Holdings by Asset Class or Indestry as of April 30, 2015		% of Net Assets
Bonds & Notes		22.3%
Equity Funds		6.9%
Electric		6.4%
Insurance		5.9%
Retail		5.3%
Telecommunications		4.2%
Pharmaceuticals		3.9%
Oil & Gas		3.6%
REITS		3.2%
Other, Cash & Cash Equivalents		32.3%
Other Assets		6.0%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2015

Top Ten Countries as of April 30, 2015	% of Total Investments
United States	66.8%
China	8.2%
Japan	6.6%
Britain	3.6%
Canada	2.6%
Australia	2.0%
France	2.0%
South Africa	1.6%
New Zealand	1.4%
Mexico	1.3%
Other Countries	3.9%
Total	100.0%

The Fund is subject to additional foreign exposure through short sale activity.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS
April 30, 2015
Shares		Value

	COMMON STOCK - 73.4%
	AEROSPACE/DEFENSE - 1.3%
1,314	Boeing Co. +	$ 188,349
1,362	Northrop Grumman Corp.	209,803
		398,152
	AGRICULTURE - 1.2%
5,940	Japan Tobacco, Inc. +	209,019
7,625	Vector Group Ltd.	168,894
		377,913
	AIRLINES - 1.8%
118,150	Air New Zealand Ltd.	242,827
1,080	Copa Holdings SA - Cl. A	119,761
4,720	Southwest Airlines Co.	191,443
		554,031
	AUTO MANUFACTURERS - 1.2%
2,780	Bayerische Motoren Werke AG	255,184
82,450	Dongfeng Motor Group Co. Ltd.	137,644
		392,828
	AUTO PARTS & EQUIPMENT - 1.1%
3,800	Magna International, Inc.	190,674
7,690	Toyo Tire & Rubber Co. Ltd.	147,348
		338,022
	BANKS - 2.9%
354,700	Bank of China Ltd.	243,904
176,280	China Construction Bank Corp.	171,704
34,931	Nishi-Nippon City Bank Ltd.	111,796
28,800	Sumitomo Mitsui Financial Group, Inc. - ADR +	253,152
5,200	Swedbank AB	121,042
		901,598
	BIOTECHNOLOGY - 0.6%
1,177	Amgen, Inc. +	185,860

	CHEMICALS - 2.4%
73,050	Alpek SAB de CV - Cl. A	99,056
447,630	China BlueChemical Ltd.	199,814
5,508	Huntsman Corp.	126,959
5,000	Potash Corp. of Saskatchewan, Inc.	162,528
31,940	Tosoh Corp.	171,884
		760,241
	COAL - 0.5%
62,030	China Shenhua Energy Co. Ltd.	161,253

	COMMERCIAL SERVICES - 1.4%
5,235	DH Corp.	182,994
4,935	Quad Graphics, Inc.	106,300
7,678	Western Union Co.	155,710
		445,004
	COMPUTERS - 1.7%
1,440	Apple, Inc. +	180,216
2,260	Cap Gemini SA	201,446
4,574	Hewlett-Packard Co. +	150,805
		532,467
	DISTRIBUTION/WHOLESALE - 1.3%
16,660	ITOCHU Corp.	206,040
15,740	Mitsui & Co. Ltd.	221,033
		427,073

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
6,770	Ellington Financial LLC - MLP	$ 136,212
6,310	Home Loan Servicing Solutions Ltd.	4,253
81,110	Man Group PLC	240,388
215,730	Sun Hung Kai & Co. Ltd.	224,881
		605,734
	ELECTRIC - 6.4%
4,209	American Electric Power Co., Inc. +	239,366
313,000	China Power International Development Ltd.	202,308
31,450	Enea SA	142,158
44,170	Enel SpA +	209,781
3,353	Entergy Corp. +	258,785
9,120	Great Plains Energy, Inc. +	238,762
4,050	Huaneng Power International, Inc. - ADR	230,526
7,045	Public Service Enterprise Group, Inc.	292,649
66,800	REN - Redes Energeticas Nacionais SGPS SA	208,960
		2,023,295
	ELECTRONICS - 0.4%
48,000	Delta Electronics thailand PCL	121,274

	ENERGY - ALTERNATE SOURCES - 0.5%
4,963	Green Plains, Inc.	154,548

	ENGINEERING & CONSTRUCTION - 2.0%
249,240	China Railway Group Ltd.	351,133
8,850	CIMIC Group Ltd.	147,115
41,670	Downer EDI Ltd.	145,500
		643,748
	FOOD - 1.1%
14,170	Gruma SAB de CV	170,568
4,747	Tyson Foods, Inc.	187,507
		358,075
	FOREST PRODUCTS & PAPER - 1.5%
4,948	Domtar Corp. +	213,853
3,610	Holmen AB	119,303
7,000	UPM-Kymmene OYJ	127,223
		460,379
	HEALTHCARE - PRODUCTS - 1.2%
2,960	Cochlear Ltd.	195,115
39,430	Fisher & Paykel Healthcare Corp. Ltd.	195,092
		390,207
	HEALTHCARE - SERVICES - 2.3%
1,675	Aetna, Inc. +	179,007
1,310	Anthem, Inc.	197,718
2,880	Centene Corp. *	178,531
3,577	HealthSouth Corp.	161,752
		717,008
	HOME BUILDERS - 0.6%
5,150	Berkeley Group Holdings PLC	199,419

	HOME FURNISHINGS - 0.4%
18,790	Steinhoff International Holdings Ltd.	118,785

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	INSURANCE - 5.9%
3,500	Ageas	$ 131,539
9,490	AXA SA +	240,628
3,240	Endurance Specialty Holdings Ltd.	195,631
1,200	Everest Re Group Ltd. +	214,692
5,235	Genworth MI Canada, Inc.	151,811
12,680	Liberty Holdings Ltd.	175,846
2,310	Prudential Financial, Inc. +	188,496
15,960	Suncorp Group Ltd.	164,982
990	Swiss Life Holding AG	235,473
1,800	Swiss Re AG	159,756
		1,858,854
	INTERNET - 0.9%
6,140	New Media Investment Group, Inc.	142,018
5,868	Symantec Corp.	146,260
		288,278
	INVESTMENT FIRMS - 0.1%
2,250	Solar Capital Ltd.	44,460

	IRON/STEEL - 1.0%
3,430	Nucor Corp.	167,590
6,960	Steel Dynamics, Inc.	154,025
		321,615
	MACHINERY - CONSTRUCTION & MINING - 0.5%
88,940	United Tractors Tbk PT	146,827

	MEDIA - 0.8%
190,100	Media Prima Bhd	89,627
6,053	Shaw Communications, Inc.	137,729
2,190	Sky Deutschland AG *	16,697
		244,053
	MINING - 0.7%
7,493	Alcoa, Inc. +	100,556
8,430	Sumitomo Metal Mining Co. Ltd.	124,509
		225,065
	MULTI-NATIONAL - 0.5%
4,600	Banco Latinoamericano de Comercio Exterior SA +	146,142

	OFFICE/BUSINESS EQUIPMENT - 1.1%
4,800	FUJIFILM Holdings Corp.	181,900
9,440	Seiko Epson Corp.	165,734
		347,634
	OIL & GAS - 3.6%
1,898	Exxon Mobil Corp. +	165,828
12,310	PTT PCL	132,602
2,340	Royal Dutch Shell PLC	74,081
16,475	Seadrill Ltd.	215,658
4,058	Valero Energy Corp. +	230,900
3,810	Western Refining, Inc.	167,830
5,160	Woodside Petroleum Ltd.	142,552
		1,129,451
	OIL & GAS SERVICES - 0.6%
184,170	Sinopec Engineering Group Co. Ltd.	199,348

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	PHARMACEUTICALS - 3.9%
3,610	Eli Lilly & Co. +	$ 259,451
1,538	Johnson & Johnson	152,570
4,210	Kaken Pharmaceutical Co. Ltd.	150,747
5,400	KYORIN Holdings, Inc.	124,362
1,713	Mallinckrodt PLC *	193,877
4,070	Orion OYJ	133,476
3,700	Teva Pharmaceutical Industries Ltd. - ADR	223,554
		1,238,037
	REITS - 3.2%
373,810	Champion REIT	202,549
5,272	Colony Capital, Inc.	136,598
43,240	Growthpoint Properties Ltd.	100,942
104,770	Mapletree Industrial Trust +	127,373
3,042	Omega Healthcare Investors, Inc.	109,786
8,398	Starwood Property Trust, Inc. +	201,636
60,700	Wal-Mart de Mexico SA	142,717
		1,021,601
	RETAIL - 5.3%
3,440	Aoyama Trading Co. Ltd.	119,151
96,000	Belle International Holdings Ltd.	123,480
3,136	Cato Corp. +	123,370
2,190	CVS Health Corp. +	217,445
141,760	Debenhams PLC	195,577
8,310	Foschini Group Ltd.	122,472
8,000	Heiwado Co.	192,396
59,510	Shanghai Pharmaceuticals Holding Co. Ltd.	185,796
2,200	Target Corp.	173,426
9,940	WH SMITH PLC	219,265
		1,672,378
	SEMICONDUCTORS - 2.7%
1,860	Avago Technologies Ltd.	217,397
5,060	Micron Technology, Inc. *	142,338
4,150	Silicon Motion Technology Corp. - ADR	121,636
1,899	Skyworks Solutions, Inc.	175,183
8,540	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	208,717
		865,271
	SHIPBUILDING - 0.6%
169,790	Yangzijiang Shipbuilding Holdings Ltd.	187,829

	SOFTWARE - 1.2%
2,665	Electronic Arts, Inc. *	154,810
11,378	Micro Focus International PLC	219,852
		374,662
	TELECOMMUNICATIONS - 4.2%
3,330	CenturyLink, Inc.	119,747
324,450	China Telecom Corp. Ltd.	241,521
12,820	Orange SA	211,869
12,700	Tele2 AB	169,404
4,300	Telefonica Brasil SA - ADR	70,606
68,100	Telekom Malaysia Bhd	141,616
4,116	United States Cellular Corp. *	152,004
6,310	Vodafone Group PLC - ADR	222,112
		1,328,879

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	TRANSPORTATION - 0.9%
9,500	Nordic American Tankers Ltd.	$ 116,185
1,538	Union Pacific Corp. +	163,382
		279,567

	TOTAL COMMON STOCK (Cost - $21,242,808)	23,186,865

	PREFERRED STOCK - 0.3%
	FINANCIAL - 0.3%
4,000	Arlington Asset Investment Corp. 6.750%, 3/15/25 (Cost - $100,000)	100,120

	HEDGE FUNDS - 5.7%
18,000	Discovery Multi Manager Fund > (Cost - $1,800,000)	1,800,000

	MUTUAL FUNDS - 1.3%
	EQUITY FUNDS - 1.3%
41,290	Crow Point Defined Risk Global Equity Fund #(Cost - $427,226)	415,794

Par Value	BONDS & NOTES - 19.7%
	BUSINESS SERVICES - 3.8%
$ 249,372	Genpact, 3.379%, 8/30/19 ~	250,307

	COMMERCIAL MBS - 0.1%
20,613	GS Mortgage Securities Trust 2006-GG6, 5.587%, 4/10/38 ~	20,678
2,021	LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31	2,055
2,955	LB-UBS Commercial Mortgage Trust 2006-C6, 5.341%, 9/15/39	2,954
12,986	Nomura Asset Acceptance Corp. Alternative Loan 2005-AR2, 5.637%, 5/25/35 ~	13,031
		38,718
	COMMERCIAL SERVICES - 0.6%
207,765	Booz Allen Hamilton, Inc., 3.593%, 7/31/19 ~	209,323

	ENTERTAINMENT - 0.8%
248,106	Cinemark USA, Inc., 3.144%, 12/18/19 ~	248,726

	FOOD - 0.7%
250,000	Del Monte Foods, Inc., 4.910%, 2/18/21 ~	240,000

	HEALTHCARE - PRODUCTS - 0.6%
184,924	Hologic, Inc., 3.080%, 8/1/19 ~	185,155

	HOME EQUITY ABS - 0.1%
12,566	Ameriquest Mortgage Sec., Inc. 2003-11 AF6, 5.541%, 12/25/33 ~	13,134
100,000	Fremont Home Loan Trust 2005-B, 0.8863%, 4/25/35 ~	92,919
8,090	GE Capital Mortgage Services, Inc., 6.265%, 4/25/29	8,170
20,392	RASC Series, 2003-KS4,3.870%, 5/25/33 ~	20,839
67,660	RASC Series, 2006-EMX2, 0.381%, 5/25/36 ~	66,909
		201,971
	HOUSEHOLD PRODUCTS/WARES - 0.8%
250,000	Dell International LLC, 4.341%, 4/29/20 ~	251,875

	LODGING - 0.7%
241,667	Hilton Worldwide Finance LLC, 3.452%, 10/25/20 ~	242,573

	MACHINERY - DIVERSIFIED - 0.7%
248,747	Gardner Denver, Inc. 4.867%, 7/30/20 ~	236,621

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Par Value		Value

	MANUFACTURED HOUSING ABS - 0.0% ^
$ 939	Deutsche Financial Capital Securitization LLC, 6.00%, 4/15/28	$ 941

	METAL FABRICATE/HARDWARE - 0.7%
250,000	Crosby US Acquisition Corp., 4.011%, 11/22/20 ~	246,250

	OTHER ABS - 9.9%
1,000,000	Blue Hill CLO Ltd., 3.753%, 1/15/26 ~	975,328
430,220	Carlyle High Yield Partners X Ltd., 0.490%, 4/19/22 ~	424,799
459,068	Diversified Asset Securitization Holdings II LP, 0.761%, 9/15/35 > ~	454,478
8,783	GSAMP Trust 2005 - SEA2, 0.5248%, 1/25/45 ~	8,630
54,294	GSAMP Trust 2006 - HE8, 0.311%, 1/25/37 ~	53,728
750,000	Halcyon Loan Advisors Funding, 3.257%, 10/22/25 ~	736,339
500,000	Shackleton CLO Ltd., 2.956%, 5/7/26 ~	487,612
		3,140,914
	PHARMACEUTICALS - 2.2%
250,000	Endo Luxembourg Finance I Co., 3.202%, 2/28/21	249,063
250,000	Grifols Worldwide Operations USA, Inc., 3.230%, 4/1/21	250,625
217,714	Valeant Pharmaceuticals International, Inc., 3.432%, 2/13/19	218,258
		717,946

	TOTAL BONDS & NOTES (Cost - $6,209,556)	6,211,320

Contracts
	CALL OPTION PURCHASED - 0.9%
1,100	United States Oil Fund LP *
	Expiration October 2015, Exercise Price $19.00 (Cost - $287,794)	286,000

Shares	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUND - 0.6%
335,657	Federated Government Obligations Fund, 0.01% ** (Cost - $335,657)	335,657

	TOTAL INVESTMENTS - 102.4% (Cost - $30,403,041) (a)	$ 32,335,756
	SECURITIES SOLD SHORT - (33.3) % (Proceeds - $10,446,137)	(10,507,807)
	OTHER ASSETS LESS LIABILITIES - 30.9%	9,762,376
	NET ASSETS - 100.0%	$ 31,590,325

Contracts ***
	CALL OPTION WRITTEN - 0.3%
1,000	United States Oil Fund LP *
	Expiration October 2015, Exercise Price $23.00 (Proceeds - $111,958) (a)	85,000

Shares	SECURITIES SOLD SHORT * - 33.3%
	ADVERTISING - 0.0% ^
535	Journal Media Group, Inc.	4,970

	AIRLINES - 0.4%
5,820	Air France-KLM	50,311
2,000	Norwegian Air Shuttle	83,828
		134,139

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	APPAREL - 0.6%
30	LPP SA	$ 63,642
1,840	Steven Madden Ltd.	71,797
580	Under Armour, Inc.	44,979
		180,418
	AUTO MANUFACTURERS - 0.5%
15,500	Byd Co. Ltd.	94,285
2,700	Mazda Motor Corp.	53,100
		147,385
	AUTO PARTS & EQUIPMENT - 0.4%
950	Faurecia	45,141
14,630	GKN PLC	79,005
		124,146
	BANKS - 0.7%
36,000	Banco BPI SA	58,930
5,140	EFG International AG	75,758
11,000	Seven Bank Ltd.	59,472
900	Texas Capital Bancshares, Inc.	47,394
		241,554
	BEVERAGES - 1.0%
3,300	Coca-Coca HBC AG	69,953
3,900	Ito En Ltd.	81,148
4,900	Kagome Co. Ltd.	76,692
633	Remy Cointreau SA	47,686
8,700	Tsingtao Brewery Co. Ltd.	55,391
		330,870
	BIOTECHNOLOGY - 0.3%
210	Intercept Pharmaceuticals, Inc.	53,090
440	Vertex Pharmaceuticals, Inc.	54,243
		107,333
	BUILDING MATERIALS - 0.9%
4,100	Buzzi Unicem SpA	66,334
6,427	Cemex SAB de CV - ADR	61,830
7,700	Italcementi SpA	55,166
5,370	James Hardie Industries PLC	61,839
3,280	NCI Building System, Inc.	50,774
		295,943
	CHEMICALS - 0.5%
378	Sigma-Aldrich Corp.	52,512
23,000	Tokuyama Corp.	51,508
767	WR Grace & Co.	74,184
		178,204
	COAL - 0.2%
77,300	Yanzhou Coal Mining Co. Ltd.	77,288

	COMMERCIAL SERVICES - 0.3%
3,090	Hertz Global Holdings, Inc.	64,396
800	Rollins, Inc.	19,840
		84,236
	COMPUTERS - 0.6%
2,230	3D Systems Corp.	55,951
600	Gemalto NV	55,903
40,800	Serco Group PLC	83,791
		195,645

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
19,000	Acom Co. Ltd.	$ 63,508
2,700	AEON Financial Service Co. Ltd.	69,153
49,400	Aplus Financial Co. Ltd.	53,664
9,800	Brait SE	74,224
1,990	Charles Schwab Corp.	60,695
400	CITIC Securities Co. Ltd.	1,780
1,750	Financial Engines, Inc.	73,798
4,780	Hargreaves Lansdown PLC	90,378
10,470	International Personal Finance PLC	80,102
4,500	Ocwen Financial Corp.	38,205
26,560	OzForex Group Ltd.	47,312
1,800	PHH Corp.	45,216
		698,035
	ELECTRIC - 0.5%
2,026	Dynegy, Inc.	67,405
4,400	Shikoku Electric Power Co., Inc.	59,858
10,700	Tokyo Electric Power Co., Inc.	43,812
		171,075
	ELECTRICAL COMPONENT & EQUIPMENT - 0.6%
3,800	Gamesa Corp. Tecnologica SA	51,212
12,000	GS Yuasa Corp.	56,656
1,650	Universal Display Corp.	72,716
		180,584
	ELECTRONICS - 0.4%
940	Allegion PLC	57,481
3,000	Trimble Navigation Ltd.	76,290
		133,771
	ENERGY - ALTERNATE SOURCES - 0.5%
92,000	China Longyuan Power Group Corp. Ltd.	114,656
3,200	Vivint Solar, Inc.	45,184
		159,840
	ENGINEERING & CONSTRUCTION - 0.6%
7,000	Chiyoda Corp.	63,583
2,400	JGC Corp.	50,048
21,700	Singapore Technologies Engineering Ltd.	59,317
		172,948
	ENTERAINMENT - 0.2%
3,610	Manchester United Plc - Cl. A	56,027

	FOOD - 1.4%
850	AAK AB	53,739
5,820	Boulder Brands, Inc.	55,523
4,170	Darling Ingredients, Inc.	56,962
1,100	Magnit OJSC Spon GDR	60,665
3,000	Maple Leaf Foods, Inc.	57,297
1,909	Snyder's-Lance, Inc.	56,373
14,600	Tesco PLC	49,599
800	Yakult Honsha Co. Ltd.	50,338
		440,496
	GAS - 0.7%
1,726	Canadian Utilities Ltd.	55,820
46,000	Hong Kong & China Gas Co. Ltd.	109,789
48,000	Towngas China Co. Ltd.	51,584
		217,193

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	HEALTHCARE - PRODUCTS - 1.7%
6,280	Accuray, Inc.	$ 51,056
730	Cepheid, Inc.	40,953
2,620	Getinge AB	63,747
1,400	Insulet Corp.	41,790
2,370	Quidel Corp.	55,221
110,400	Shandong Weigao Group Medical Polymer Co. Ltd.	102,264
480	Sonova Holding AG	66,543
480	Tecan Group AG	63,723
1,690	Zeltiq Aesthetics, Inc.	51,883
		537,180
	HEALTHCARE - SERVICES - 0.6%
190	Eurofins Scientific SE	53,619
1,360	IPC Healthcare, Inc.	66,531
2,620	Rhoen Klinikum AG	72,601
		192,751
	HOLDING COMPANIES DIVERSIFIED - 0.2%
390	Wendel SA	47,924

	HOME FURNISHINGS - 0.2%
27,000	Sharp Corp.	58,661

	INSURANCE - 0.8%
10,200	Challenger Ltd.	56,840
100	Markel Corp.	74,064
8,900	RSA Insurance Group PLC	58,500
100	White Mountains Insurance Group Ltd.	67,597
		257,001
	INTERNET - 2.3%
1,000	ASPS PLC	57,783
1,940	HomeAway, Inc.	54,223
2,090	Marketo, Inc.	59,461
490	MercadoLibre, Inc.	69,742
1,600	MonotaRO Co. Ltd.	55,486
100	Netflix, Inc.	55,650
3,100	Rakuten, Inc.	54,309
6,500	SBI Holdings, Inc.	86,960
2,450	SINA Corp.	107,788
2,280	Wix.com Ltd.	44,392
3,620	Yandex NV - Cl. A	69,649
		715,443
	IRON/STEEL - 0.3%
18,000	Japan Steel Works Ltd	83,179

	LEISURE TIME - 0.4%
21,570	Piaggio & C SpA	65,588
27,600	Thomas Cook Group PLC	61,052
		126,640
	LODGING - 0.4%
5,240	Belmond Ltd. - Cl. A	64,557
140,000	Macau Legend Development Ltd.	53,102
		117,659
	MACHINERY - DIVERSIFIED - 0.4%
1,330	Chart Industries, Inc.	53,932
510	MAN SE	55,357
		109,289

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	MEDIA - 1.0%
2,140	EW Scripps Co.	$ 49,841
2,700	Houghton Mifflin Harcourt Co.	61,722
910	John Wiley & Sons, Inc.	51,761
5,240	Media General, Inc.	88,504
7,890	Sky Deutschland AG	60,155
		311,983
	MINING - 1.7%
5,070	Aluminum Corp. of China Ltd. - ADR	81,576
2,850	Constellium NV - Cl. A	52,355
4,297	Detour Gold Corp.	45,200
3,470	Horsehead Holding Corp.	51,877
9,950	Iluka Resources Ltd.	63,995
25,300	Lonmin PLC	56,042
54,040	Minera Frisco SAB de CV	44,699
24,130	Northam Platinum Ltd.	98,554
6,810	Northam Platinum Ltd. - Rights	120
13,660	Primero Mining Corp.	50,150
		544,568
	MISCELLANEOUS MANUFACTURING - 0.4%
1,550	Colfax Corp.	76,865
900	Proto Labs, Inc.	63,000
		139,865
	OIL & GAS - 1.1%
20,300	DNO ASA	38,100
6,000	Eclipse Resources Corp.	37,980
640	Hess Corp.	49,216
1,100	Imperial Oil Ltd.	48,262
3,510	Lundin Petroleum AB	56,738
2,300	MEG Energy Corp.	44,156
2,520	Paramount Resources Ltd.	74,201
		348,653
	OIL & GAS SERVICES - 1.0%
262,000	Anton Oilfield Services Group/Hong Kong	63,546
6,400	Cie Generale de Geophysique	45,408
3,690	Flotek Industries, Inc.	52,730
26,180	Maire Tecnimont SpA	78,666
4,680	Saipem SpA	62,232
		302,582
	PHARMACEUTICALS - 0.9%
800	Alkermes PLC	44,296
1,800	Chugai Pharmaceutical Co., Ltd.	54,976
1,320	Grifols S.A.	56,306
8,431	MannKind Corp.	36,169
1,030	Neogen Corp.	45,876
441	Pacira Pharmaceuticals, Inc.	30,200
		267,823
	REAL ESTATE - 1.3%
2,500	Aeon Mall Co. Ltd.	46,795
1,700	Forest City Enterprises CL. A.	40,392
13,700	Grainger PLC	44,668
490	Howard Hughes Corp	72,750
104,670	Inmobiliaria Colonial SA	71,822
3,300	Mitsubishi Estate Co. Ltd.	77,847
1,261	Realogy Holdings Corp.	59,784
		414,058

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015
Shares		Value

	REITS - 0.4%
2,230	Douglas Emmett, Inc.	$ 63,555
4,360	iStar Financial, Inc.	59,034
		122,589
	RETAIL - 1.5%
2,800	Askul Corp.	65,560
590	DUFRY AG	87,211
200	Fast Retailing Co. Ltd.	79,042
1,300	Five Below, Inc.	43,836
148,226	Li Ning Co. Ltd.	82,229
2,600	Regis Corp.	42,952
5,720	Tile Shop Holdings, Inc.	74,188
		475,018
	SEMICONDUCTORS - 0.5%
19,110	Imagination Technologies Group PLC	57,724
2,270	Semtech Corp.	52,868
1,310	Veeco Instruments, Inc.	38,658
		149,250
	SOFTWARE - 1.2%
540	Check Point Software Technologies Ltd.	45,079
1,200	CommVault Systems, Inc.	54,900
1,940	Cornerstone OnDemand, Inc.	55,542
12,300	GungHo Online Entertainment, Inc.	50,569
1,044	Interactive Intelligence Group, Inc.	45,915
2,298	RealPage, Inc.	45,592
3,300	Xero Ltd.	49,988
16,818	Zynga, Inc. - Cl. A	41,204
		388,789
	TELECOMMUNICATIONS - 0.7%
3,950	Gogo, Inc.	83,503
14,980	Sprint Corp.	76,847
6,717	Telekom Austria AG	49,886
		210,236
	TOYS/GAMES/HOBBIES - 0.3%
500	Nintendo Co. Ltd.	84,900

	TRANSPORTATION - 0.5%
19,300	Kintetsu Corp.	68,543
13,700	PNL NA	68,615
3,600	UTi Worldwide, Inc.	32,508
		169,666

	SECURITIES SOLD SHORT (Proceeds - $10,508,337) (a)	10,507,807

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2015.
+	All or a portion of the security is held as collateral for covered shorts. Total value of pledged securities at April 30, 2015
	is $4,886,854 or 15.5% of net assets.
^	Amount is less than 0.05%.
#	Affiliated Investment Company.
>	The fair value of these securities have been determined in good faith under the policies of the Board of Trustees. The aggregate value
	of such securities are $2,254,478 or 7.1% of net assets.
~	Floating or variable rate security-interest rate shown reflects the rate currently in effect.
***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.
ADR	- American Depositary Receipt
LLC	- Limited Liability Company
MLP	- Master Limited Partnership
PLC	- Public Limited Company

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015

(a)	Represents cost for financial reporting purposes. The cost for federal income tax purposes (including securities sold short and options written) is $19,891,426 and differs from market value by net unrealized appreciation
(depreciation) of securities as follows:
		Unrealized appreciation:	$ 3,466,715
		Unrealized depreciation:	(1,615,192)
		Net unrealized appreciation:	$ 1,851,523

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015

ASSETS
Investment securities:
Unaffiliated Securities at Cost	$ 29,975,815
Affiliated Securities at Cost	427,226
Unaffiliated Securities at Value	$ 31,919,962
Affiliated Securities at Value	415,794
Cash at broker	10,051,709
Receivable for securities sold	95,603
Receivable for Fund shares sold	82
Dividends and interest receivable	55,391
Receivable for advanced commision	2,500
Prepaid expenses and other assets	77,159
TOTAL ASSETS	42,618,200

LIABILITIES
Securities sold short (proceeds $10,508,337)	10,507,807
Fund shares repurchased	222
Payable for securities purchased	133,113
Investment advisory fees payable	11,366
Interest payable	16,956
Call options written, at value (proceeds $111,958)	85,000
Due to broker - foreign cash (cost $243,548)	247,500
Distribution (12b-1) fees payable	4,279
Accrued expenses and other liabilities	21,632
TOTAL LIABILITIES	11,027,875
NET ASSETS	$ 31,590,325

Net Assets Consist Of:
Paid in capital	$ 33,136,385
Undistributed net investment income	82,697
Accumulated net realized loss from security transactions, option contracts and securities sold short	(3,580,745)
Net unrealized appreciation on:
Investments and options written	1,951,458
Securities sold short	530
NET ASSETS	$ 31,590,325

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 11,122,106
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,211,490
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.18
Maximum Offering price per share
(Net asset value plus maximum sales charge of 5.50%)	$ 9.71

Class C Shares:
Net Assets	$ 2,379,276
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	264,232
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 9.00

Class I Shares:
Net Assets	$ 18,088,943
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,958,584
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 9.24

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

INVESTMENT INCOME
Dividends (net of $95,601 foreign taxes)	$ 1,099,844
Interest	266,542
TOTAL INVESTMENT INCOME	1,366,386

EXPENSES
Investment advisory fees	354,206
Distribution (12b-1) fees:
Class A	33,317
Class C	23,835
Interest Expense	194,158
Dividends on securities sold short	117,072
Registration fees	62,594
Administrative services fees	45,448
Transfer agent fees	41,053
Professional fees	42,320
Custodian fees	35,868
Accounting services fees	30,883
Printing and postage expenses	14,985
Compliance officer fees	14,008
Trustees' fees and expenses	9,979
Non 12b-1 shareholder servicing expense	7,522
Overdraft expense	1,641
Insurance expense	1,495
Other expenses	2,508
TOTAL EXPENSES	1,032,892

Fees waived by Advisor	(61,035)
NET EXPENSES	971,857

NET INVESTMENT INCOME	394,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Unaffiliated Investments	1,779,303
Affiliated Investments	5,089
Foreign currency transactions	(114,498)
Options Purchased	(24,219)
Options Written	11,591
Securities Sold Short	(1,543,362)
Underlying investment companies	196
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(71,779)
Affiliated Investments	(18,759)
Foreign currency translations	689,375
Options Purchased	10,002
Options Written	22,425
Securities Sold Short	487,675

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,233,039

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,627,568

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
FROM OPERATIONS
Net investment income	$ 394,529	$ 179,393
Net realized gain from investments, foreign currency transactions, options and securities sold short	113,904	176,287
Distribution of realized gains from underlying investment companies	196	169,633
Net change in unrealized appreciation on investments, foreign currency translations, options
and securities sold short	1,118,939	29,621
Net increase in net assets resulting from operations	1,627,568	554,934

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(135,502)	(62,636)
Class C	(9,570)	(6,956)
Class I	(247,772)	(164,024)
Net decrease in net assets from distributions to shareholders	(392,844)	(233,616)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,067,902	8,724,125
Class C	395,443	1,902,329
Class I	7,334,929	12,529,598
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	118,974	42,258
Class C	8,161	5,312
Class I	214,775	157,904
Redemption fee proceeds:
Class A	122	3,029
Class C	20	326
Class I	180	6,196
Payments for shares redeemed:
Class A	(8,005,653)	(5,036,328)
Class C	(387,695)	(216,851)
Class I	(12,245,721)	(6,800,230)
Net increase (decrease) in net assets from shares of beneficial interest	(5,498,563)	11,317,668

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,263,839)	11,638,986

NET ASSETS
Beginning of Year	35,854,164	24,215,178
End of Year *	$ 31,590,325	$ 35,854,164
* Includes accumulated net investment income (loss) of:	$ 82,697	$ (275,135)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
SHARE ACTIVITY	April 30, 2015	April 30, 2014
Class A:
Shares Sold	789,273	992,450
Shares Reinvested	13,266	4,846
Shares Redeemed	(891,372)	(573,938)
Net increase (decrease) in shares of beneficial interest outstanding	(88,833)	423,358
Class C:
Shares Sold	44,773	220,375
Shares Reinvested	927	618
Shares Redeemed	(43,985)	(24,921)
Net increase in shares of beneficial interest outstanding	1,715	196,072
Class I:
Shares Sold	811,047	1,434,192
Shares Reinvested	23,775	18,005
Shares Redeemed	(1,354,175)	(774,688)
Net increase (decrease) in shares of beneficial interest outstanding	(519,353)	677,509

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$ 1,627,568
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Proceeds from disposition of long-term investment securities	48,820,677
Purchases of long-term investment securities	(47,291,543)
Sale of short-term investments, net	4,234,240
Proceeds from securities sold short	4,151,810
Cost of closing call options written	(102,475)
Decrease in deposits with brokers for short sales	(3,289,396)
Decrease in interest and dividends receivable	2,707
Increase in receivables for securities sold	(95,603)
Increase in prepaid expenses	(12,767)
Increase in receivable for Advanced Commissions	(2,500)
Increase in payable for securities purchased	(2,479,187)
Decrease in accrued expenses and other liabilities	(21,048)
Decrease in interest payable for sec loaned	16,956
Amortization and acretion of premium and discount	531
Net change in unrealized appreciation (depreciation)	(1,118,939)
Net realized gain	114,100
Net cash used in operating activities	4,555,131

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	14,850,763
Fund shares redeemed	(20,643,898)
Fund shares reinvested	341,910
Redemption fee proceeds	322
Cash distributions paid	(392,844)
Increase in payable for Fund shares redeemed	4,829
Decrease in receivable for Fund shares sold	60,541
Net cash provided by financing activities	(5,778,377)

Net decrease in cash	(1,223,246)

CASH:
Beginning balance	975,746
Ending balance	$ (247,500)

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$ 194,158

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	April 30,		April 30,		April 30,	April 30,	April 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$ 8.85		$ 8.80		$ 8.60	$ 10.40	$ 9.77

Activity from investment operations:
Net investment income (loss) (1)	0.09		0.04		0.13	0.19	(0.05)
Net realized and unrealized gain (loss)
on investments	0.33		0.06		0.39	(0.98)	0.82
Total from investment operations	0.42		0.10		0.52	(0.79)	0.77

Paid-in-capital from redemption fees (2)	0.00		0.00		0.00	0.00	0.00

Less distributions from:
Net investment income	(0.09)		(0.05)		(0.32)	-	-
Net realized gains	-		-		-	(1.01)	(0.14)
Total distributions	(0.09)		(0.05)		(0.32)	(1.01)	(0.14)

Net asset value, end of year	$ 9.18		$ 8.85		$ 8.80	$ 8.60	$ 10.40

Total return (3)	4.78%		1.18%		6.21%	(7.14)%	7.93%

Net assets, end of year (000s)	$ 11,122		$ 11,508		$ 7,717	$ 6,943	$ 28,242

Ratio of gross expenses to average
net assets (4)	3.01%	(5)	2.31%	(5)	2.54%	1.77%	1.64%

Ratio of net expenses to average
net assets (4)	2.83%	(6)	2.14%	(6)	1.95%	1.77%	1.64%

Ratio of net investment income (loss) to
average net assets (7)	1.02%		0.42%		2.25%	2.03%	(0.51)%

Portfolio Turnover Rate	136%		219%		245%	384%	147%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2) Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11% and 2.12% for the year ended April 30, 2014 and April 30, 2015, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95% for the years ended April 30, 2014 and April 30, 2015.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	April 30,		April 30,		April 30,	April 30,	April 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$ 8.69		$ 8.69		$ 8.38	$ 10.24	$ 9.69

Activity from investment operations:
Net investment income (loss) (1)	0.02		(0.03)		0.06	0.15	(0.12)
Net realized and unrealized gain (loss)
on investments	0.33		0.06		0.39	(1.00)	0.81
Total from investment operations	0.35		0.03		0.45	(0.85)	0.69

Paid-in-capital from redemption fees (2)	0.00		0.00		0.00	0.00	0.00

Less distributions from:
Net investment income	(0.04)		(0.03)		(0.14)	-	-
Net realized gains	-		-		-	(1.01)	(0.14)
Total distributions	(0.04)		(0.03)		(0.14)	(1.01)	(0.14)

Net asset value, end of year	$ 9.00		$ 8.69		$ 8.69	$ 8.38	$ 10.24

Total return (3)	3.99%		0.36%		5.44%	(7.86%)	7.17%

Net assets, end of year (000s)	$ 2,379		$ 2,282		$ 577	$ 1,278	$ 2,284

Ratio of gross expenses to average
net assets (4)	3.76%	(5)	3.06%	(5)	3.29%	2.57%	2.39%

Ratio of net expenses to average
net assets (4)	3.58%	(6)	2.89%	(6)	2.70%	2.57%	2.39%

Ratio of net investment income (loss) to
average net assets (7)	0.24%		(0.33)%		1.46%	1.69%	(1.23)%

Portfolio Turnover Rate	136%		219%		245%	384%	147%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86% and 2.88% for the year ended April 30, 2014 and April 30, 2015, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70% for the years April 30, 2014 and April 30, 2015.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	April 30,		April 30,		April 30,	April 30,	April 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$ 8.90		$ 8.84		$ 8.68	$ 10.46	$ 9.80

Activity from investment operations:
Net investment income (loss) (1)	0.12		0.06		0.15	0.34	(0.03)
Net realized and unrealized gain (loss)
on investments	0.33		0.07		0.39	(1.11)	0.83
Total from investment operations	0.45		0.13		0.54	(0.77)	0.80

Paid-in-capital from redemption fees (2)	0.00		0.00		0.00	0.00	0.00

Less distributions from:
Net investment income	(0.11)		(0.07)		(0.38)	-	-
Net realized gains	-		-		-	(1.01)	(0.14)
Total distributions	(0.11)		(0.07)		(0.38)	(1.01)	(0.14)

Net asset value, end of year	$ 9.24		$ 8.90		$ 8.84	$ 8.68	$ 10.46

Total return (3)	5.13%		1.43%		6.42%	(6.90)%	8.21%

Net assets, end of year (000s)	$ 18,089		$ 22,063		$ 15,921	$ 13,471	$ 79,045

Ratio of gross expenses to average
net assets (4)	2.75%	(5)	2.06%	(5)	2.30%	1.49%	1.39%

Ratio of net expenses to average
net assets (4)	2.58%	(6)	1.89%	(6)	1.70%	1.49%	1.39%

Ratio of net investment income (loss) to
average net assets (7)	1.28%		0.67%		2.51%	3.57%	(0.26)%

Portfolio Turnover Rate	136%		219%		245%	384%	147%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2) Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86% and 1.87% for the year ended April 30, 2014 and April 30, 2015, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70% for the years ended April 30, 2014 and April 30, 2015.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015
1.	ORGANIZATION

The EAS Crow Point Alternatives Fund, formerly the EAS Genesis Fund (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on August 14, 2008. The Fund’s investment objective is preservation and growth of capital.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class C and I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in the Fund;
•	a current or former director or trustee of the Trust;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Advisor (defined below) or its affiliates or of a broker-dealer authorized to sell shares of such funds; or
•	purchasing shares through the Advisor; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment Advisor or financial institution) that has a special arrangement with the Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the Trust’s Fair Value Procedures. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2015 for the Fund’s investments measured at fair value:

EAS Crow Point Alternatives Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 23,186,865	$ -	$ -	$ 23,186,865
Equity Funds	415,794	1,800,000	-	2,215,794
Preferred Stock	100,120	-	-	100,120
Bonds & Notes	-	5,756,842	454,478	6,211,320
Call Option Purchased	286,000	-	-	286,000
Money Market Fund	335,657	-	-	335,657
Total	$ 24,324,436	$ 7,556,842	$ 454,478	$ 32,335,756
Liabilities *	Level 1	Level 2	Level 3	Total
Call Option Written	$ 85,000	$ -	$ -	$ 85,000
Securities Sold Short	10,507,807	-	-	10,507,807
Total	$ 10,592,807	$ -	$ -	$ 10,592,807

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

EAS Crow Point
Alternatives Fund
Beginning Balance April 30, 2014	$ 2,788,391
Total realized gain (loss)	17,922
Appreciation	2,295
Cost of Purchases	835,819
Proceeds from Sales	(1,306,475)
Net transfers in/(out) of Level 3	(1,883,474)
Ending Balance April 30, 2015	$ 454,478

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 security are: (1) the review of observed traded levels; (2) the review of a broker quote if available; (3) matrix pricing mechanism (by observation of peer assets or similar assets). The five drivers of matrix pricing include:

1.	Credit rating of the Collateralized Loan Obligation (“CLO”) - which is the primary driver of the CLO price. This is the clearest indication of the bond’s position within the capital structure of the securitization. S&P: AAA, AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, BB+, BB, BB-, B+, B, B-, Equity (unrated). Moody’s: Aaa, Aa1, Aa2, Aa3, A1, A2, A3, Baa1, Baa2, Baa3, Ba1, Ba2, Ba3, B1, B2, B3, Equity (unrated). Prices of similarly rated bonds are expected to be similar at the same maturity range.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

2.	Maturity profile/vintage of the asset. A shorter maturity is associated with lower risk and higher fair value price. A longer bond is associated with higher risk and lower fair value price. Typical range is 0 to 8 years.
3.	Manager quality (Big players in the space with track records i.e. Credit Suisse and Alcentra (BNY CLO) – command higher price.)
4.	CLO Deal - whether it is a 1.0 Deal (pre-financial crisis) or 2.0 Deal (post-financial crisis). 1.0 deals are priced higher since the trade collateral cannot be tampered with in deals that are out of the “Reinvestment Period”.
5.	Deal by deal collateral performance. Change in subordination (change in the level of structural protection). Change in underlying collateral prices. Typical range is $97-$103; more it deviates up from $100, better collateral performance: more it deviates down from $100, lower collateral performance.

Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of April 30, 2015.

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$ 85,000	(1)	$ 85,000	(3)	$ -	$ -
Securities Sold Short	10,507,807	(2)	10,507,807	(3)	-	-
Total	$ 10,592,807		$ 10,592,807		$ -	$ -

(1)	Written options at value as presented in the Schedule of Investments.
(2)	Securities Sold Short at value as presented in the Schedule of Investments.
(3)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Options Transactions - Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended April 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $49,245,889 and $48,258,144, respectively.

4. INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at April 30, 2015, is noted in the Fund’s Portfolio of Investments. Crow Point Defined Risk Global Equity Fund is a mutual fund which is considered an affiliate because it is under the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

Description	Value- Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Realized Gain/Loss	Change in Unrealized Gain/Loss	Value - End of Period
Crow Point Defined Risk Global Equity Fund	$ 271,213	$ 393,501	$ (235,250)	$ 19,372	$ 5,089	$ (18,759)	$ 415,794

5.	DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2015 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	81	$ 9,483
Options written	1,230	126,877
Options closed	(26)	(4,284)
Options exercised	(187)	(11,025)
Options expired	(98)	(9,093)
Outstanding at End of Year	1,000	$ 111,958

For the year ended April 30, 2015, the amount of net unrealized appreciation and net realized gain on written options subject to equity price risk amounted to $22,425 and $11,591 respectively. The fair value of options written is $85,000. The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options written and net realized gain (loss) from options written. For the year ended April 30, 2015, the amount of net unrealized appreciation and net realized loss on purchased options subject to equity price risk amounted to $10,002 and $24,219, respectively. The fair value of options purchased is $286,000. The figures for purchased options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options purchased and net realized gain (loss) from options purchased.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

The value of the derivative instruments outstanding as of April 30, 2015 as disclosed above and in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

6.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Crow Point Partners, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2015, the Fund incurred $354,206 of advisory fees payable to the Advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investment in other collective investment vehicles or derivative instruments (include for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended April 30, 2015, the Advisor waived fees and reimbursed expenses of $61,035.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the Expense Limitation. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2015, the total amount of expenses reimbursed subject to recapture was $228,473, of which $116,173 will expire on April 30, 2016, $51,265 will expire on April 30, 2017 and $61,035 will expire on April 30, 2018.

Distributor- The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. During the year ended April 30, 2015, pursuant to the Plan, Class A shares paid $33,317 and Class C shares paid $23,835.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended April 30, 2015, the Distributor received $28,877 in underwriting commissions for sales of Class A shares, of which $3,477 was retained by the principal underwriter or other affiliated broker-dealers.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

7.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended April 30, 2015, the Fund assessed $122, $20 and $180 for Class A, Class C and Class I shares, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2015	April 30, 2014
Ordinary Income	$ 392,844	$ 233,616
Total	$ 392,844	$ 233,616

As of April 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 146,460	$ (3,247,211)	$ (16,855)	$ (271,728)	$ 1,843,274	$ (1,546,060)

The difference between book basis and tax basis undistributed net investment gain, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for constructive sales, partnerships and real estate investment trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $271,728.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

At April 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Total
$ 3,247,211	$ 3,247,211

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), return of capital on corporations, adjustments for real estate investment trusts, partnerships, passive foreign investment companies and the capitalization of in lieu dividend payments, resulted in reclassifications for the year ended April 30, 2015 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$ 356,147	$ (356,147)

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Crow Point Alternatives Fund

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2015, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Crow Point Alternatives Fund as of April 30, 2015, the results of its operations for the year then ended, the statement of cash flows for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2015

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101

Two Roads Shared Trust

(since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2015

Independent Trustees (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2015

Interested Trustees and Officers (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2015

EAS Crow Point Alternative Fund (Advisor – Crow Point Partners, LLC) *

In connection with the regular meeting held on February 25 & 26, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Crow Point Partners, LLC (“Crow Point”) and the Trust, with respect to EAS Crow Point Alternatives Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Crow Point was founded in 2006 and is currently managing over $1.1 billion in assets, specializing in a disciplined, rules-based investment approach in global equity, global equity income and alternative strategies for high net worth clients, family offices and institutional clients. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into account their education and noting a veteran investment team with diverse financial industry experience. The Board considered that since the last Advisory Agreement renewal, Crow Point added three investment professionals to the team for additional support who have quantitative and fundamental research experience and fixed income trading experience. The Board reviewed Crow Point’s investment process, noting it uses proprietary quantitative research tools and deep fundamental data that focus on valuation, sentiment, quality and tactical factors to identify market inefficiencies of companies that could be attractive investments when compared to their industry peers or shorted if Crow Point believes they are unattractive when compared to their industry peers. The Board observed that Crow Point demonstrates a solid risk management culture. The Board reviewed Crow Point’s broker-dealer selection process, noting that while Crow Point has a large network of broker-dealers, it takes into consideration many factors such as cost, value-added research and execution competencies. The Board acknowledged that the complexity and research required to manage the Fund’s multi-strategy alternatives portfolio demands considerable resources, and reasoned that Crow Point’s veteran investment team likely has such capabilities. The Board concluded that Crow Point should continue to provide high quality services to the Fund for the benefit of the shareholders

Performance. The Trustees discussed the Fund’s performance since Crow Point took over as adviser to the Fund. They noted that the Fund underperformed its benchmark over the 1-year period, but outperformed the Morningstar category and peer group over that period. The Trustees also discussed the Fund’s Sharpe ratio and Sortino ratio, noting that the statistics indicated that the Fund was getting relatively more return for the risk it took on. After further discussion, the Trustees concluded, based on the statistical information analyzed and other information, Crow Point is following the strategy disclosed in the prospectus and has added value for the shareholders.

Fees and Expenses. The Trustees noted the advisory fee of 1.00%, and acknowledged that the fee was lower than the peer group average and Morningstar category average. The Trustees also considered that the expense ratio of the Fund was lower than the average for the peer group and within the range of the Morningstar category. The Trustees noted that the Fund required considerable resources and experience based on the strategy employed, and they noted Crow Point had agreed to cap fund expenses. After discussion, it was the consensus of the Trustees that the advisory fee was reasonable.

Economies of Scale. The Trustees acknowledged that Crow Point indicated a willingness to consider breakpoints as Fund assets grow to a specific target. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, as economies had not yet been reached, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the Advisory Agreement and as the Fund size materially increases.

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2015

Profitability. The Trustees considered Crow Point’s profitability in connection with its relationship with the Fund. They noted that Crow Point reported a profit that was substantial (based on percentage of revenue) from its service to the Fund, although the dollar amounts were modest. After discussion, the Trustees concluded that, based on the profitability analysis provided by Crow Point and the considerable resources required to manage the Fund, it did not appear that Crow Point was excessively profitable from its relationship with the Fund.

Conclusion. Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of EAS Crow Point Alternatives Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

EAS Crow Point Alternatives Fund

EXPENSE EXAMPLES (Unaudited)

April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Crow Point Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2014 through April 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period*	Ending Account Value 4/30/15	Expenses Paid During Period*
EAS Crow Point Alternatives Fund Class A	2.65%	$1,000.00	$1,030.00	$ 13.34	$1,011.65	$ 13.22
EAS Crow Point Alternatives Fund Class C	3.42%	$1,000.00	$1,025.80	$ 17.18	$1,007.84	$ 17.03
EAS Crow Point Alternatives Fund Class I	2.41%	$1,000.00	$1,032.30	$ 12.14	$1,012.84	$ 12.03

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliated to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Crow Point Partners, LLC

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,500

2014 - $16,800

2013 - $16,500

2012 - $30,700

(b)	Audit-Related Fees

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2015 - $3,000

2014 - $3,100

2013 - $3,100

2012 - $6,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

2013 - None

2012 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,100

2014 - $3,100

2013 - $3,100

2012 - $6,200

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 7/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 7/9/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 7/9/15